BioSpecifics

TECHNOLOGIES CORP.

Corporate Presentation

February 2010

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or licensing or collaborative arrangements, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," estimates," "potential," or "continue" or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including but not limited to the risk factors set forth in our Form 10-K. All forward-looking statements and reasons that results may differ included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements or reasons why actual results might differ.

Company Overview

- XIAFLEX™ approved by US FDA in February 2010 for treatment of Dupuytren's contracture in adults with palpable cord in the palm
  - Debilitating condition contracting and limiting range of motion of fingers
  - First and only FDA-approved nonsurgical treatment
- Auxilium partnership
  - Low double digit royalties on worldwide net sales
  - Markup on COGS
  - Sub-license income from Auxilium-Pfizer European partnership
  - Additional modest milestones
- Additional promising lead indications for XIAFLEX
  - Peyronie's Disease: Phase 2b results reported in December 2009
  - Frozen shoulder: Completed Phase 2 trial

Trademark: Auxilium Pharmaceuticals

BioSpecifics

BioSpecifics - Auxilium XIAFLEX Development and License Agreement

- >$15M received to date
- Low double digit royalties as % of worldwide net sales, independent of indication, territory, sales volume and seller
- Additional markup on COGS
- Percentage of sub-license income
- Modest milestones for additional indications, regulatory submissions and approvals in US and Europe

Auxilium – Pfizer Partnership for XIAFLEX in Europe

- Pfizer responsible for marketing XIAFLEX for Dupuytren's contracture and Peyronie's Disease in 27 member countries of European Union and 19 other European and Eurasian countries
- $6.4M upfront payment received by BioSpecifics
- BioSpecifics to receive:
  - 8.5% of $395M in additional potential future milestone payments paid to Auxilium
    - $135M regulatory, $260M sales
    - All in addition to milestones due under BioSpecifics – Auxilium agreement
  - $1.3M due in 2010 to BioSpecifics from Auxilium for MAA acceptance

BioSpecifics

Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- FDA approved XIAFLEX for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints, or limitations on contracture severity
- First and only FDA-approved nonsurgical treatment
- Launch expected in late March 2010


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

Market Potential in US & EU

- Surgeons highly receptive; surveys show potential use in 76% of medical/surgical candidates
- Price to be benchmarked to surgery (approximately $5,000 in US, or $1,600 per vial)


240,000*
Medical/Surgical Treatment
395,000
Patients Seeking Medical Treatment
1.03M
Prevalence 3-6% of Adult Caucasian Population
13.5M - 27M

*Xiaflex potential annual candidates

Source: Auxilium Pharmaceuticals

Dupuytren's Contracture
Auxilium Phase 3 Results

- Primary endpoint: statistical significant reduction in contracture to within 0-5° of normal; all secondary endpoints met with statistical significance
- Cord I trial (306 patients): 64% of XIAFLEX arm met primary endpoint vs. 6.8% for placebo ($p<0.001$) with published results in *NEJM* in September 2009
- Cord II trial (66 patients): 44% of XIAFLEX arm met primary endpoint vs. 4.8% for placebo ($p<0.001$)
- Recurrence: 6.7% after 12 months
- Serious local adverse events: flexor tendon rupture, pulley rupture, ligament injury, complex regional pain syndrome and sensory abnormality of the hand

Source: Auxilium Pharmaceuticals

BioSpecifics

Commercialization Plan

- Planned sales team of approximately 100 professionals, including 75 sales reps, supplemented by managers, reimbursement specialists and managed care directors
- 11 medical science liaisons
- Targeting to visit offices of 7,000 initial targeted physicians within 60 days following the launch
- Marketing and medical education programs developed
- Extensive physician training program
- REMS program in place

Source: Auxilium Pharmaceuticals

BioSpecifics

Pipeline



Indications
Phase 1
Phase 2
Phase 3
Commercialization
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Lipoma
Cellulite

XIAFLEX for Treatment of Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations, and/or erectile dysfunction
- Successfully completed Phase 2b trial



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Market Potential of XIAFLEX for Peyronie's Disease

- Over 210,000 potential candidates annually in US and Europe
- Market research shows 90% of US based urologists would use collagenase injection to avoid or delay surgery
- Surgery only current definitive treatment option but unattractive to patients and physicians
- Auxilium plans to meet with FDA in 2Q10 to discuss results; US Phase 3 study expected to commence in 2H10 subject to FDA clearance

Source: Auxilium Pharmaceuticals

Peyronie's Disease
BioSpecifics Positive Phase 2a Results

- Study 1030 (25 patients): 55% rated as at least "much improved" by investigator at 9 months *
- Study 1035 (10 patients): 67% rated as at least "much improved" by investigator at 9 months; ≥25% reduction in deviation angle achieved in 89% of patients who completed the follow-up schedule at 9 months

Source: Journal of Sexual Medicine January 2008*
Source: Auxlium Pharmaceuticals

Peyronie's Disease
Phase 2b Results

- Designed to measure improvement in penile curvature and patients' sexual quality of life using the Peyronie's Disease Patient Reported Outcome (PRO) questionnaire
- Randomized, double-blind, placebo-controlled
- 145 patients assigned to 3:1 XIAFLEX to placebo
- Statistically significant change at 36 weeks in both improvement in penile curvature (p=0.001) and the PRO Peyronie's Disease bother domain (p=0.046); no statistical significance for the PRO penile pain, intercourse discomfort or intercourse constraint domains
- Well-tolerated, no drug SAEs

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

XIAFLEX Treatment for Frozen Shoulder

- Inflammation and thickening of the shoulder capsule resulting from trauma or unknown causes
- No FDA-approved pharmaceutical treatment
- Affects between 20-50 million worldwide
- 700,000 patients visit doctors annually in U.S.
- Completed Phase 2b; demonstrated statistical significance (p=0.02) from baseline at highest dose



BioSpecifics TECHNOLOGIES CORP

Frozen Shoulder
Phase 2 Dose Response Study Results



Active elevation change from
baseline at the 30-day visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU
Dose

BioSpecifics

Lipomas

- Benign fatty tumors that occur as bulges under the skin
- Humans
  - Primary diagnosis in 575,000 US patients annually and do not improve without surgical intervention
  - Phase 1 trials show 90% success rate in decreasing lipoma size by 50-90% after single treatment
- Canines
  - Found in 1.7 million dogs in US
  - Most frequent treatment option is surgery but requires general anesthesia and risky for older dogs

Collagenase Tested in 11 Indications in Human Clinical Trials

- Dupuytren's contracture (approved by US FDA February 2010)
- Peyronie's Disease
- Frozen shoulder
- Lipomas
- Cellulite
- Keloids
- Hypertrophic scars
- Scarred tendons
- Glaucoma
- Herniated intervertebral discs
- Adjunct to vitrectomy

BioSpecifics
TECHNOLOGIES CORP

XIAFLEX Intellectual Property

- XIAFLEX for Dupuytren's contracture and Peyronie's Disease have Orphan Drug designation status in US granting 7 year exclusivity after approval
- 10 year marketing exclusivity in Europe anticipated by Auxilium
- Manufacturing patents pending
- Royalties through 2027 based on pending or issued patents
- BioSpecifics owns or controls patents to injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's Disease
  - Wound healing
  - Improved debridement
  - Removal of adipose tissue
  - Other patents pending

Financial Highlights as of September 30, 2009

Cash and equivalents, short term investments	$ 9,300,000
3Q09 Income Statement	
Revenues	$ 840,000
Costs and expenses	$ 1,300,000
Net loss	$ 380,000

Upcoming Milestones

- **1Q10**
  - US commercial launch for Dupuytren's contracture in late March 2010
- **2Q10**
  - Meeting with FDA to discuss Peyronie's Disease Phase 2b results; validation of PRO and plans for US Phase 3 clinical study
- **2H10**
  - Commence US Phase 3 study for Peyronie's Disease subject to FDA clearance

Company Overview

- XIAFLEX™ approved by US FDA in February 2010 for treatment of Dupuytren's contracture in adults with palpable cord in the palm
  - Debilitating condition contracting and limiting range of motion of fingers
  - First and only FDA-approved nonsurgical treatment
- Auxilium partnership
  - Low double digit royalties on worldwide net sales
  - Markup on COGS
  - Sub-license income from Auxilium-Pfizer European partnership
  - Additional modest milestones
- Additional promising lead indications for XIAFLEX
  - Peyronie's Disease: Phase 2b results reported in December 2009
  - Frozen shoulder: Completed Phase 2 trial

Trademark: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

BioSpecifics

TECHNOLOGIES CORP.